UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

ENER1, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	0-21138	59-2479377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Cypress Creek Road, Suite 100
Ft. Lauderdale, Florida
(Address of principal executive offices)

33309
(Zip Code)

(954) 556-4020
Registrant’s telephone number, including area code

___________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Bylaws.

        The Board of Directors of Ener1, Inc. has approved an amendment to its Bylaws, which amendment is effective as of January 5, 2005. Prior to the effective date of the amendment, Section 9.2 of Article IX of the Bylaws read as follows:

Section 9.2. Record Date for Dividend and Other Distributions. The Board of Directors is authorized from time to time to fix in advance a date, not more than seventy (70) nor less than ten (10) days before the date of any dividend or other distribution, as the record date for the determination of the shareholders entitled to receive such dividend or other distribution. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors. Only those shareholders listed as shareholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date the Board of Directors authorizes the dividend or other distribution.

        The amendment to the Bylaws replaces Section 9.2 in of Article IX its entirety with the following, in order to remove the requirement that a record date set by the Board of Directors for the determination of the shareholders entitled to receive a dividend or other distribution be not less than ten days before the date of such distribution or dividend:

Section 9.2. Record Date for Dividend and Other Distributions. The Board of Directors is authorized from time to time to fix in advance a date, not more than seventy (70) days before the date of any dividend or other distribution, as the record date for the determination of the shareholders entitled to receive such dividend or other distribution. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors. Only those shareholders listed as shareholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date is fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date the Board of Directors authorizes the dividend or other distribution.

Item 9.01:   EXHIBITS.

3.1 Bylaws
3.2 Amendment No. 1 to Bylaws

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.
(Registrant)
Date: January 10, 2004	By: /s/ Kevin Fitzgerald
Kevin Fitzgerald
Chief Executive Officer

EXHIBIT INDEX

3.1 Bylaws
3.2 Amendment No. 1 to Bylaws